UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-169258	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois		60061
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2012, CDW LLC (“CDW”), CDW Finance Corporation (“FinanceCo” and together with CDW, the “Issuers”), CDW Corporation (“Parent”), certain other wholly owned guarantors (the “Subsidiary Guarantors” and together with the Parent, the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), entered into each of the Second Senior Secured Note Supplemental Indenture, the Third Senior Subordinated Note Supplemental Indenture and the Fourth Senior Note Supplemental Indenture (collectively, the “Supplemental Indentures”) The Supplemental Indentures amend the Issuers’ existing indentures to, among other things, eliminate the ability to release the Parent’s guarantee, such that Parent’s guarantees are “full and unconditional” in accordance with guidance from the staff of the Securities and Exchange Commission. These amendments were effected pursuant to a provision in each of the indentures which permits the Issuers, the Guarantors and the Trustee to amend each of the indentures without notice to or consent of any noteholder in order to make any change that does not adversely affect the noteholders’ legal rights under the applicable indenture, provided that such changes shall not adversely affect the noteholders’ interests in any material respect, as determined in good faith by CDW’s board of directors.

Each of the Second Senior Secured Note Supplemental Indenture, the Third Senior Subordinated Note Supplemental Indenture and the Fourth Senior Note Supplemental Indenture is respectively attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Second Senior Secured Note Supplemental Indenture, dated as of May 10, 2012, by and among the Issuers, the Guarantors and the Trustee.

4.2	Third Senior Subordinated Note Supplemental Indenture, dated as of May 10, 2012, by and among the Issuers, the Guarantors and the Trustee.

4.3	Fourth Senior Note Supplemental Indenture, dated as of May 10, 2012, by and among the Issuers, the Guarantors and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: May 11, 2012	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Senior Secured Note Supplemental Indenture, dated as of May 10, 2012, by and among the Issuers, the Guarantors and the Trustee.

4.2	Third Senior Subordinated Note Supplemental Indenture, dated as of May 10, 2012, by and among the Issuers, the Guarantors and the Trustee.

4.3	Fourth Senior Note Supplemental Indenture, dated as of May 10, 2012, by and among the Issuers, the Guarantors and the Trustee.